UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008 (December 31, 2007)

Interact Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-70932	65-1102865
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

550 Greens Parkway, Suite 230
Houston, Texas 77067
(Address of principal executive offices, including zip code)

(619) 342-7449
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 31, 2007, James E. Nelson resigned from his positions as the President and Chief Operating Officer of Interact Holdings Group, Inc. (the “Company”) and as a member of the Company’s Board of Directors, for personal reasons, effective December 31, 2007. The resignation notification submitted by Mr. Nelson did not reference any disagreement with the Company on any matter relating to the Company’s operations, policies and practices. Jeffrey Flannery, currently the Company’s Chief Executive Officer and Chief Financial Officer will serve as the Company’s interim President and Chief Operating Officer until a replacement can be found.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.

(d) Exhibits.

None.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: January 7, 2008	INTERACT HOLDINGS GROUP, INC.

	By:	/s/ Jeffrey Flannery
Jeffrey Flannery Chief Executive Officer and Chief Financial Officer